OPPENHEIMER INTERNATIONAL BOND FUND
                      Supplement dated May 15, 1998 to the
                        Prospectus dated January 9, 1998

The Prospectus is changed as follows effective June 1, 1998:

1. Footnote number 1 under the table entitled "Shareholder Transaction Expenses" on page 3 is modified to read as follows:

      (1) If you invest $1 million or more ($500,000 or more for purchases "Retirement Plans" as defined in "Class A Contingent Deferred Sales Charge" on page 31) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month during which you purchased those shares. See "How to Buy Shares -- Buying Class A Shares," below.

2. The second paragraph of the sub-section captioned "Put and Call Options" on page 18 is revised to read as follows:

      The Fund may buy calls on securities, broadly-based indices, foreign currencies or Futures, or to terminate its obligation on a call the Fund previously wrote.

3. The third sentence of the fourth paragraph of the sub-section captioned "Put and Call
Options" on page 18 is revised to read as follows:

            The Fund can buy puts that relate to securities, broadly-based indices, foreign currencies or Futures, whether or not the Fund holds the underlying investment in the portfolio.

4. The last paragraph of the sub-section captioned "Put and Call Options" on page 18 is revised to read as follows:

            The Fund may write puts on securities, broadly-based indices, foreign currencies or Futures in an amount up to 50% of its total assets but only if those puts are covered by segregated liquid assets.

5. The second sentence of the paragraph entitled "Class A Shares" in the section entitled "How to Buy Shares -- Classes of Shares" on page 27 is modified to read as follows:

      If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for Retirement Plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 18 months of buying them, you may pay a contingent deferred sales charge, described below.

                                                                     (continued)

6. The first and second sentences of the third paragraph of the section entitled "Buying Class A Shares -- Class A Contingent Deferred Sales Charge" on page 32 are modified to read as follows:

      If you redeem any Class A shares subject to the contingent deferred sales charge described above within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. (A different holding period may apply to shares purchased prior to June 1, 1998).

7. The second sentence of the fifth paragraph of the section entitled "Buying Class A Shares -- Class A Contingent Deferred Sales Charge" on page 33 is modified to read as follows:

      However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the contingent deferred sales charge will apply. (A different holding period may apply to shares purchased prior to June 1, 1998).

8. The paragraph entitled "Special Arrangements With Dealers" on page 33 is hereby deleted.

9. The following sub-paragraphs of the section entitled " Waivers of Class A Sales Charges" on page 36 are deleted:

            o if, at the time of purchase of shares (if purchased prior to May 1, 1997) the dealer agreed in writing to accept the dealer's portion of the sales commission in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase)

            o if, at the time of purchase of shares (if purchased during the period May 1, 1997 through December 31, 1997) the dealer agreed in writing to accept the dealer's portion of the sales commission in installments of 1/12th of the commission per month (and no further commission will be payable if the shares are redeemed within 12 months of purchase)

10.  The  following  paragraph  replaces  the  existing  sub-section   captioned
"OppenheimerFunds
Internet Web Site" on page 42:

      OppenheimerFunds Internet Web Site. Information about the Fund, including your account balance, daily share prices, market and Fund portfolio information, may be obtained by visiting the OppenheimerFunds Internet Web Site, at the following Internet address: http://www.oppenheimerfunds.com. Additionally, certain account transactions may be requested by any shareholder listed in the registration on an account as well as by the dealer representative of record through a special section of that Web Site. To access that section of the Web Site you must first obtain a personal identification number ("PIN") by calling OppenheimerFunds PhoneLink at 1-800-533-3310. If you do not wish to have Internet

                                                                     (continued)
      account transactions capability for your account, please call our customer service representatives at 1-800-525-7048. To find out more information about Internet transactions and procedures, please visit the Web Site.



May 15, 1998                                                        PS0880.011

                       OPPENHEIMER INTERNATIONAL BOND FUND
                      Supplement dated May 15, 1998 to the
           Statement of Additional Information dated January 9, 1998

The Statement of Additional Information is changed as follows effective June 1, 1998:

1. The third sentence of the fourth paragraph in the section entitled "How To Exchange Shares" on page 56 is revised to read as follows:

      However, if you redeem Class A shares of the Fund that were acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge within 18 months of the end of the calendar month of the purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). (A different holding period may apply to shares purchased prior to June 1,
      1998).

2. The following paragraph is added to the section captioned "Checkwriting" on page 51:

            By choosing the Check Writing privilege, whether you do so by signing the Account Application or by completing a Check Writing card, the individuals signing (1) represent that they are either the registered owner(s) of the shares of the Fund, or are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of such registered owner(s); (2) authorize the Fund, its Transfer Agent and any bank through which the Fund's drafts ("checks") are payable (the "Bank"),all checks drawn on the Fund account of such person(s) and to effect a redemption of sufficient shares in that account to cover payment of such checks; (3) specifically acknowledge(s) that if you choose to permit a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from an account even if that account is registered in the names of more than one person or even if more than one authorized signature appears on the Check Writing card or the Application, as applicable; and (4) understand(s) that the Check Writing privilege may be terminated or amended at any time by the Fund and/or the Bank and neither shall incur any liability for such amendment or termination or for effecting redemptions to pay checks reasonably believed to be genuine, or for returning or not paying checks which have not been accepted for any reason.





May 15, 1998                                                      PX0880.004